Exhibit 10.27.6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

SEVENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Seventh Amendment to the United Express Agreement (this “Amendment”) is dated as of September 16, 2014 by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (“United”), and SHUTTLE AMERICA CORPORATION, an Indiana corporation. with its corporate offices located at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (as amended previously by the parties thereto, the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to amend the Agreement to provide for the operation of fifty (50) ERJ-175 aircraft and up to fifty (50) additional ERJ-175 aircraft;

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

A.	Defined Terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II.	SCOPE, TERM, and CONDITIONS

A.

Article II.B.A new Article II.B.2 titled “ERJ-175 Regional Jets Term” shall be added to the Agreement as follows: “The term of the Agreement for each ERJ-175 aircraft delivered under this Agreement shall be twelve (12) years from the date such ERJ-175 aircraft enters into Contractor’s United Express Services under this Agreement.”

Article II.C.2 of the Agreement is hereby amended by inserting the following: “United shall have the option, on a per tranche basis, to extend the term of the Agreement for ERJ-175 aircraft in tranches of ten (10) aircraft [***] for an additional term of four (4) years for each tranche, [***]. Ownership costs for any such extended ERJ-175 Aircraft shall be determined as set forth in Schedule 5.2 attached to the Letter Agreement Regarding Certain Financial Terms dated September 16, 2014 between Contractor and United.”

For the avoidance of doubt, Article II.C.1 of the Agreement shall not apply to any of the ERJ-170 aircraft or the ERJ-175 aircraft.

Article II of the Agreement is hereby further amended by adding a new Article II.E., as follows:

“E. PURCHASE OPTION FOR ERJ-175 AIRCRAFT

United shall have the right, at its option. to purchase any or all of the ERJ-175 aircraft at the expiration of the term of the Agreement for such aircraft at a purchase price equal to the then current net book value of such aircraft at the expiration of the Agreement for such aircraft by giving Contractor written notice of its election to exercise such option not less than one (1) year prior to the expiration of the Agreement for such aircraft.”

B.	Article II.D (Bankruptcy Provision) is hereby deleted from the Agreement.

C.

Upon not less than 90 days’ prior written notice to United. Contractor shall have the right to assign the Agreement to Republic Airline Inc. (“Republic”) provided that Republic agrees to assume, and does assume, all of Contractor’s obligations under the Agreement as amended. Concurrently with such assignment and assumption, Article V (Operating Restrictions) of the Agreement shall be deleted in its entirety and replaced with “RESERVED”.

D.

Contractor shall operate as Contractor’s United Express Services with no fewer than (once all aircraft are delivered) fifty (50) ERJ-175 aircraft (the “New Aircraft”) for United (excluding during the ramp-up and ramp-down periods reflected in the delivery and exit schedule set forth in Schedule 1 attached hereto). The New Aircraft shall be inducted into Contractor’s United Express Services on the schedule set forth in Schedule 1 attached hereto (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably, to meet each parties’ operational requirements). [***].

In addition to the fifty (50) New Aircraft, United may on or before December 31, 2016 amend Schedule 1 to the Agreement unilaterally to add up to 50 additional ERJ-175 aircraft (“Growth Aircraft”) to be utilized by the Contactor for Contractor’s United Express Services under the Agreement at the then current rates, terms and conditions applicable to the New Aircraft (except that there shall be no ownership costs for Growth Aircraft that. United provides at its cost) by giving Contractor written notice of United’s exercise of such right (the “Growth Aircraft Option Notice”), [***]. Growth Aircraft may be sourced either from aircraft that as of the date hereof United owns or has on firm order or from the option ERJ-175 aircraft to which Contractor currently has a contractual right under its aircraft purchase agreement with Embraer or to which Contractor acquires a contractual right in the future, including but not limited to by means of United’s assigning or otherwise making available to Contractor option positions that United has under its own aircraft purchase agreement(s) with Embraer. If Growth Aircraft are added from aircraft that United provides, then United and Contractor shall enter into a lease agreement for such aircraft on the same terms and conditions as described in Section II.E below. The term of the Agreement with respect to such Growth Aircraft shall be for twelve years each, and they shall be delivered over a staggered delivery and exit schedule, as determined by United, [***]. If any new Growth Aircraft are option aircraft and are sourced under Contractor’s or United’s respective aircraft purchase agreement with Embraer, the parties shall consult and agree on the addition of any such Growth Aircraft [***].

Contractor shall ensure that the New Aircraft and the Growth Aircraft shall materially conform to United’s specifications [***], including but not limited to specifications for aircraft configuration, galley, seats, winglets, etc. Subject to reasonable operating constraints (including regulatory constraints) and normalizing for reasonable differences among various carriers’ operations and equipment, if they exist, Contractor shall ensure that the New Aircraft and the Growth Aircraft perform materially consistent with other United Express Carriers operating similarly equipped ERJ-175 aircraft with respect to reliability, fuel management, weight and balance, and stage length.

Contractor shall deliver and operate such New Aircraft and Growth Aircraft as part of Contractor’s United Express Services it provides under the Agreement.

E.

For the New Aircraft and Growth Aircraft, United shall pay Contractor aircraft ownership per month per aircraft according to Schedule 5.0 attached to the Letter Agreement Regarding Certain Financial Terms dated September 12, 2014 between Contractor and United (the “Letter Agreement”). [***].

F.	[***].

G.

Article VIII.A.5 of the Agreement, Annual Adjustment Factors, of the Agreement, shall be amended to provide annual escalation of Carrier Controlled Costs (excluding aircraft ownership) at a rate equal to [***], not to exceed [***].

H.	Article VIII.A.8.b “Amended [***]” shall not apply to ERJ-170 aircraft during the extension term or to any ERJ-175 aircraft.

I.	Article VII.F (Environmental) of the Agreement shall be deleted in its entirety and replaced with the following new Article VII.F:

A.	“Definitions.

1. The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, including airport [***] rules, regulations, policies, [***] relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and overflight. [***]

2. The term “Hazardous Materials” means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including, but not limited to, petroleum and petroleum products.

B.	Contractor Obligations.

1. Contractor shall conduct its operations in a prudent manner, taking reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, measures to prevent unpermitted releases of Hazardous Materials to the environment, adverse environmental impacts to on-site or off-site properties and the creation of any public nuisance. In the course of conducting services under this Agreement, if Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United or Contractor under any Environmental Laws or which otherwise could reasonably be expected to result in harm to human health or the environment, Contractor shall promptly notify United of such conditions.

2. [***], Contractor shall conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed permits or authorizations for Contractor’s operations. [***]

3. Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program. [***]

4. For any leased areas or other equipment that are jointly used or operated by Contractor and United (and/or other United contractors), Contractor and United shall use their respective commercially reasonable efforts to coordinate their activities with United and/or United contractors and otherwise perform such activities to ensure compliance with applicable Environmental Laws.

5. Except for de minimis amounts of Hazardous Materials which are immediately and fully remediated to pre-existing conditions, Contractor shall promptly notify United of any spills or leaks of Hazardous Materials arising out of Contractor’s provision of services under this Agreement, and, if requested, Contractor shall provide copies to United of any written reports provided by Contractor or on Contractor’s behalf to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake all reasonable commercial actions to remediate any such spills or leaks to the extent Contractor is required to do so by applicable Environmental Laws, by the relevant airport authority, or in order to comply with a lease obligation. If Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected as a result of such failure (such as involving United leased property), [***]. Contractor shall reimburse United for such costs and expenses promptly upon Contractor’s receipt of a written request for reimbursement for them by United. The remediation requirements in this paragraph shall not apply to Contractor to the extent the spill or leak of Hazardous Materials is caused by (i) the reckless or willful misconduct, or gross negligence, of United, or (ii) the negligence of a third party contracted by United to perform fueling or other support to Contractor under this Agreement.

6. Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous Materials and related to or associated with the provision of services by Contractor under this Agreement. Contractor shall promptly undertake all actions necessary to resolve such matters, including, without limitation, the payment of fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United. The requirements in this paragraph (other than providing copies of notices) shall not apply to Contractor to the extent the notices of violation issued or claims are caused by (i) the reckless or willful misconduct, or gross negligence, of United, or (ii) the negligence of a third party contracted by United to perform fueling or other support to Contractor under this Agreement.

7. [***]

8. If Contractor’s services provided under the Agreement include providing bulk (nonbottled) potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including without limitation using its commercially reasonable efforts to ensure that all water handling equipment is properly and regularly disinfected and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall notify United as soon as practicable if it becomes aware of practices or conditions that may negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). [***] Upon the termination of operations at a space used to support the provision of Contractor services under this Agreement, Contractor shall use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor services.

9. Contractor has reviewed United’s Environmental Commitment Statement (found at www.united.com/ecoskies) and agrees to use commercially reasonable efforts to cooperate with United in meeting these commitments in effect as of the date hereof and in responding to reasonable information requests.

10. Contractor shall be responsible for and will indemnify, defend, and hold harmless United, United Continental Holdings, Inc., their respective subsidiaries and their respective officers, directors, agents, servants and employees, from and against any and all claims, liabilities, damages, costs, losses, penalties, and judgments (in this paragraph referred to as “Claims”), including costs and expenses incident thereto under Environmental Laws or due to the release of a Hazardous Material, which may be suffered or incurred by, accrue against, be charged to, or recoverable from United or its officers, agents, servants and employees arising out of an act or omission of Contractor (or its subcontractor) related to Contractor’s provision of services under this Agreement, except to the extent such Claims are caused by (A) the acts or omissions of a fuel service vendor where such fuel service vendor is contracted by United to perform fueling services for Aircraft Used in United Express Service under this Agreement (such vendors referred to herein as “Fuel Vendor Contracted by United”) and (B) the reckless or willful misconduct, or gross negligence, of United. After the execution of this Agreement by United, United shall use commercially reasonable efforts in the negotiation of new into-plane fueling services agreements with any Fuel Vendors Contracted by United to include Contractor as an indemnified party when such Fuel Vendor Contracted by United is providing an indemnity to United covering provision of fueling services and/or releases of hazardous materials with respect to the Aircraft Used in United Express Service; further, to the extent that (x) any into-plane fuel servicing agreements with any Fuel Vendors Contracted by United in force as of the date of this Agreement that contain indemnity provisions naming Contractor or otherwise including Contractor as an indemnified party, United shall inform Contractor of its rights (if any) as a third beneficiary of such indemnification provisions, and (y) United provides a reciprocal indemnity to a Fuel Vendor Contracted by United, Contractor agrees to be bound by such reciprocal indemnity to the same extent as United is required to indemnify such Fuel Vendor Contracted by United with respect to provision of fueling services and/or releases of hazardous materials with respect to the Aircraft Used in United Express Service.

All notices to be provided by Contractor to United under this Article VII.F shall be provided as indicated in Article XXII of this Agreement, with a copy to Managing Director–Environmental Affairs, United Airlines. Inc., 233 South Wacker Drive-HDQSE. Chicago, IL 60606.”

J.	Article VII of the Agreement is hereby amended by adding a new subsection G, which is set forth in Schedule 4 attached hereto.

K.	[***]

L.	Article VIII.A.8.c) of the Agreement is hereby amended to add the following new paragraph at the end of such subsection as follows:

“In connection with any new ERJ-175 aircraft purchase order of Contractor to be operated as part of Contractor’s United Express Services under the Agreement, United shall have the right, in its sole discretion, upon advance notice to Contractor by (i) no later than December 31, 2014 in the case of the first group of 25 of such new ERJ-175 aircraft to be delivered and (ii) no later than December 31, 2015 in the case of the second group of 25 of such new ERJ-175 aircraft to be delivered [***], to purchase directly from the manufacturer prior to delivery any of the ERJ-175 aircraft covered under any such order and this Agreement [***]. The notice of such an election by United shall be irrevocable once given. Contractor shall fully cooperate with United in regard to such purchase by United. In such event, such ERJ-175 aircraft shall be operated by Contractor hereunder and United and Contractor shall enter into a lease agreement on the same terms and conditions as described in Section II.E above. [***]

[***]

M.	The Agreement is amended to add the following new provision at the end of Article X of the Agreement:

“Prior to Contractor engaging a third party for any heavy maintenance, repair or overhaul with respect to any aircraft operating under this Agreement (including without limitation any structural repair of an aircraft, in each case which maintenance, repair or overhaul is for scheduled activities (i.e., this provision will not apply to unexpected work requests) and primarily relates to engines, landing gear, composites and/or certain components as such components may be agreed upon by the parties, each party acting reasonably (collectively, the “United Maintenance”), Contractor shall offer United an opportunity to bid in respect of such United Maintenance. [***] Contractor also agrees that United shall have the right of first refusal to provide United Maintenance for any ERJ-175 aircraft operating for United under this Agreement. Pursuant to this right of first refusal, if Contractor solicits bids from third parties to provide any of such United Maintenance or receives a bona fide written offer from a third party to provide any of such United Maintenance, then Contractor shall give United written notice of the solicitation of such bids or the receipt by Contractor of such offer (to the extent permitted by applicable confidentiality constraints) and the material terms thereof, and United shall have the right to match or better any such offer. If [***], United shall inform Contractor of its interest in matching said offer, then Contractor agrees that it will proceed in good faith to negotiate, [***], a binding agreement for such United Maintenance. If United declines to match such offer with such period, then Contractor may enter into a definitive agreement for the provision of such United Maintenance with such third party.”

N.	Article XII (Insurance) shall be amended by deleting the [***] amount in Article XII.A.1(i) and replacing such amount with [***].

O.	Article XIII (Liability and Indemnification) of the Agreement shall be deleted and replaced with the new Article XIII attached hereto as Schedule 6 attached hereto.

P.	Article XVI.C of the Agreement shall be deleted and replaced with the following new Article XVI.C:

“C. (i) If Contractor shall refuse, neglect or fail to cure or perform any one of the following conditions outlined in Article XVI.C.(i)1 or Article XVI.C.(i)2 below, United may give Contractor written notice to correct such condition or cure such breach. Upon written notice of breach, Contractor shall have [***] in order to cure such breach, and if any such condition or breach shall continue beyond [***] after notice to Contractor thereof (a “Section C Default”), then United may terminate this Agreement upon [***] written notice to Contractor if:

1. Contractor’s operations fall below [***] performance in all of the following [***] for a period of [***] months OR for a period of [***]:

a.	Controllable Flight Completion;

b.	Mishandled Bags; or

c.	On-Time Zero;

2. Contractor knowingly maintains falsified books or records or submits false reports of a material nature

(ii) [***]”

Q.

Article XVI.F of the Agreement is hereby amended by deleting from the last sentence thereof the words “sections A, B, C.2 or D”. Article XVI.G of the Agreement is hereby amended as follows: Article XVI.G.1 is hereby amended by deleting the first sentence thereof and replacing with the following new sentence:

“If United terminates this Agreement pursuant to the terms of this Article XVI, then Contractor will be obligated to pay United liquidated damages.” Article XVI.G.2 is hereby deleted in its entirety and replaced with the following:

“2. If United is entitled to collect liquidated damages from Contractor as a result of Contractor’s material breach of this Agreement, United’s liquidated damages shall be calculated as follows: lost contribution (which shall be conclusively deemed to be [***] of United’s average monthly net revenue, defined as total origination and destination revenue minus taxes and commissions, from Contractor’s United Express flights during the immediately preceding [***] period) multiplied by the following percentages for each month in the following periods – (a) [***] for the first [***] following the termination of the Agreement, (b) [***] for the next [***], and (c) [***] for the next [***]. Such amounts shall be subject to mitigation to the extent United can replace Contractor’s United Express Services taking into account the cost of such replacement services.”

In addition, Article XVI.G.3 is hereby deleted.

R.

Article XVI.I (Call Option) is hereby amended by deleting Subsections i through iii of Section XVI.I.b and replacing such Subsections with a new Subsection b.i. that reads as follows: “(i) if United terminates this Agreement for any reason allowed hereunder; or” and by renumbering Subsection b.iv as Subsection b.ii.

The parties also agree that Article XVI.I shall apply to the New Aircraft.

S.	Article XVIII of the Agreement is hereby deleted.

T.	Article XIX.C. of the Agreement is hereby amended by the addition of the following language at the end of such subarticle:

“Without limiting the foregoing, Contractor and its subcontractors shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability.”

U.	Article XXVI.A. of the Agreement is hereby deleted and replaced with the following:

“A. Neither party shall be liable for delays or failure in performance hereunder caused by acts of God, acts of terrorism or hostilities, war, strike, labor dispute, work stoppage, fire, act of government, court order or any other similar cause, that is in each case beyond the reasonable control of such party (‘Force Majeure’); [***].

Each of the parties acknowledges that it may or may not realize the full economic or other benefits that it expects to realize from this Agreement and that any failure to realize any or all of such benefits in and of itself shall not constitute a Force Majeure.”

V.

Appendix E of the Agreement is hereby deleted in its entirety and replaced with the revised Appendix E attached to this Amendment; for the avoidance of doubt, the “Definitions” section is not part of Appendix E and remains in full force and effect.

W.	Appendix F of the Agreement is hereby deleted in its entirety and replaced with the revised Appendix F attached to this Amendment.

X.

Republic Airways Holdings Inc. (“Parent”) shall execute and deliver a guaranty of Contractor’s obligations under the Agreement in the form attached hereto as Exhibit A. Without derogating from any other terms of the Agreement, if Contractor or Parent participates in any transaction or series of transactions after giving effect to which Contractor will become the subsidiary of another person or entity, at the time such transactions are consummated, the entity with respect to which Contractor is or will be a subsidiary shall execute and deliver to United a guarantee of the obligations of Contractor under the Agreement and any related agreements substantially in the form of Exhibit A attached hereto.

Y.

United shall have the right to schedule, and Contractor shall be obligated to fly, charter flights on behalf of United, at the rates set forth in Appendix E to the Agreement (as attached to this Amendment), but subject to Schedule Parameters in Appendix K to the Agreement.

Z.

Contractor shall pay to United, and United shall be subrogated to any and all rights in respect of any and all rights and remedies [***] with respect to, and Contractor shall take any and all reasonable actions to facilitate United’s exercise of any and all such rights and remedies, [***]. In connection with the foregoing, at Contractor’s request, United shall use commercially reasonable efforts to coordinate with Contractor in regard to any such claim(s), including engaging Contractor in strategic discussions regarding litigation and/or settlement strategy in regard to such claim(s).

AA.	United’s specifications for cleanliness and aircraft refurbishment as listed in Appendix M attached hereto is hereby incorporated in the Agreement as a new Appendix M. [***]

BB.	On or prior to September 30, 2015, Contractor shall ensure that all scheduled flights including charter flights conducted under the Agreement are [***].

CC.

Extension of Term of Agreement for ERJ-170 aircraft. Notwithstanding anything to the contrary in Article II.C.1 of the Agreement or otherwise, the term of the Agreement under Article II.B.1 of the Agreement with respect to each ERJ-170 aircraft shall be extended as set forth in Schedule 7 attached to the Letter Agreement, at the monthly ownership rates set forth therein.

DD.	The Agreement is amended to add an early brake release provision as follows to the end of Article VIII.C:

“7. Early Brake Release (EBR).

United shall gather all Aircraft Communication and Reporting System (ACARS) data for each individual ERJ-170 aircraft and ERJ-175 aircraft operated by Contractor for United under the Agreement that has had its Airline Modifiable Interface (AMI) modified to capture such information relating to the measurement of the time periods elapsed (any such elapsed period, an “EBR Period”) between aircraft brake release and aircraft wheel movement for departures of all scheduled flights for ERJ-170 aircraft and ERJ-I 75 aircraft as measured by ACARS included on all in-service ERJ-170 aircraft and ERJ-175 aircraft. [***] Subject to any confidentiality constraints imposed on United, Contractor shall have the right, upon reasonable request, to audit such data that United has gathered.

The following provisions of this paragraph shall apply from and after [***]. The time period goal for EBR Periods (the “EBR Goal”) for scheduled flights operated by Contractor for United under the Agreement [***]

The above provisions shall equally apply to the ERJ-170 aircraft and ERJ-175 aircraft operated by Contractor in Contractor’s United Express Services under the Agreement.”

III.

CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the last to occur of the following conditions precedent (the satisfaction of the conditions shall be confirmed by an email or other written exchange between Contractor and United confirming that each party agrees that the conditions hereto have been satisfied):

a.	Approval of this Amendment by Contractor and Parent’s respective Board of Directors by September 16, 2014;

b.	Execution and delivery by Republic and United of the amendment to the Q400 CPA and satisfaction of the conditions precedent thereunder by September 16, 2014; and

c.

Execution and delivery of a purchase agreement (or amendment to an existing purchase agreement) between Republic and Embraer by September 16, 2014 providing for delivery of the 50 ERJ-175 aircraft, on commercial terms set forth in Schedule 5.0 attached to the Letter Agreement, on the delivery schedule attached hereto.

IV.

MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute on and the same instrument.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

SHUTTLE AMERICA CORPORATION

By:	/s/ Ethan Blank
Name: Ethan J. Blank Title: Vice President General Counsel

UNITED AIRLINES, INC.

By:	/s/ Gerard Lederman
Name: Gerard Lederman Title: Senior Vice President Finance, Procurement & Treasurer

SCHEDULE 1

NEW AIRCRAFT INDUCTION SCHEDULE1

AC #	Delivery Month	AC #	Delivery Month	AC #	Delivery Month
1	Jul/15	16	[***]	36	[***]
2	[***]	17	[***]	37	[***]
3	[***]	18	[***]	38	[***]
4	[***]	19	[***]	39	[***]
5	[***]	20	[***]	40	[***]
6	[***]	21	[***]	41	[***]
7	[***]	22	[***]	42	[***]
8	[***]	23	[***]	43	[***]
9	[***]	24	[***]	44	[***]
10	[***]	25	[***]	45	[***]
11	[***]	26	[***]	46	[***]
12	[***]	27	[***]	47	[***]
13	[***]	28	[***]	48	[***]
14	[***]	29	[***]	49	[***]
15	[***]	30	[***]	50	Aug/17
		31	[***]
		32	[***]
		33	[***]
		34	[***]
		35	[***]

[1]

Induction will be approximately [***] after delivery; United shall be responsible for ownership costs during the induction period, not to exceed [***]. Contractor shall use reasonable efforts to minimize the time to induct such aircraft. AC [***] shall be the first spare operational aircraft with each [***] aircraft inducted beyond [***] designated as the next spare aircraft. [***]

Appendix E – REIMBURSEMENT CATEGORIES

CARRIER CONTROLLED COSTS IN JANUARY 1, 2014 ECONOMICS

United shall pay Contractor the following Reimbursement Category Unit Rates for Contractor’s United Express flights (including charters) operated using the aircraft set forth below:

[***]	Carrier Controlled Costs	Unit (Driver)	Carrier Controlled Cost (Growth)	Annual Adjustment Factor
RJ- 170s/175s
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***] [***] [***] [***]	[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]
	[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***] [***]	[***]	[***]	[***]
[***]

PASS-THROUGH COSTS

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***] [***] [***]	[***]
[***]	[***]	[***] [***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

APPENDIX F

INCENTIVE PROGRAM

[***]

[***]

		[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

APPENDIX M

Aircraft Cleanliness and Refurbishment Standards

Aircraft Cleanliness Standards

[***]

Aircraft Refurbishment Standards

[***]

[***]Statement of Work
	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
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SCHEDULE 4

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Schedule 6

XIII. LIABILITY AND INDEMNIFICATION

A. CONTRACTOR INDEMNIFICATION OF’ UNITED

Contractor shall be liable for and hereby agrees to fully defend. release, discharge. indemnify and hold harmless United, United Continental Holdings, Inc. (“United’s Parent”), their respective subsidiaries and their respective directors, officers, employees and agents, from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from United, United’s Parent, their respective subsidiaries or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any of Contractor’s, United’s, United’s Parent’s or their respective subsidiaries’ directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to (w) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Contractor’s United Express Services, (x) the performance, improper performance, or non-performance of any and all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement, or (y) the operation, non-operation, or improper operation of the Aircraft Used in United Express Service or Contractor’s equipment or facilities at any location, in each case excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses to the extent resulting from the gross negligence or willful misconduct of United or its directors, officers, agents or employees (other than gross negligence or willful misconduct imputed to such indemnified person by reason of its interest in a Aircraft Used in United Express Service). Contractor will use commercially reasonable efforts to cause and assure that Contractor will at all times be and remain in custody and control of all aircraft, equipment, and facilities of, or operated by, Contractor, and United and its directors, officers, employees and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of such aircraft, equipment or facilities.

B. UNITED INDEMNIFICATION OF CONTRACTOR

United shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Contractor, Contractor’s Parent, their respective directors, officers, employees, and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Contractor, Contractor’s Parent or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person including any of Contractor’s, Contractor’s Parent’s, United’s or United’s Parent’s directors, officers, employees or agents (excluding Contractor as such an agent), (ii) loss of, damage to, or destruction of property (including any loss of use of such property including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), and (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to, (x) the performance, improper performance, or nonperformance of any and all obligations to be undertaken by United or any of its directors, officers, employees or agents (excluding Contractor as such an agent) pursuant to this Agreement, (y) the operation, non-operation or improper operation of United’s aircraft, equipment or facilities (excluding, for the avoidance of doubt, Aircraft Used in United Express Service and any equipment or facilities leased or subleased by United to Contractor) at any location, in each case excluding only claims, demands, damages, liabilities, suits judgments, actions, causes of action, losses, fines, penalties, costs and expenses to the extent resulting from the negligence or willful misconduct of Contractor or its directors, officers, agents or employees. United will use commercially reasonable efforts to cause and assure that United will at all times be and remain in custody and control of any aircraft, equipment and facilities of, or operated by, United (excluding United aircraft operated by Contractor hereunder), and Contractor and its directors, officers, employees and agents shall not, for any reason, be deemed to be in the custody or control, or a bailee, of such aircraft, equipment or facilities.

C. INDEMNIFICATION CLAIMS

A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof. The Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that no settlement by the Indemnifying Party of such a claim will be binding on the Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Article XIII.C, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed, it being agreed however that it shall be reasonable for the Indemnifying Party to withhold or delay its consent if the Indemnifying Party reasonably asserts that the claim is not fully covered by the indemnity provided hereunder, and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within 30 days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party.

D. EMPLOYER’S LIABILITY; INDEPENDENT CONTRACTORS; WAIVER OF CONTROL

(a) Employer’s Liability and Workers’ Compensation. Each party hereto assumes full responsibility for its employer’s and workers’ compensation liability to its respective officers, directors, employees or agents on account of injury or death resulting from or sustained in the performance of their respective service under this Agreement. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

(b) Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of United. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for United. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of United pursuant to this Agreement, United will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures made by United will, in all events, be transmitted by United to Contractor’s designated representative. Nothing contained in this Agreement is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

(c) Employees, etc., of United. The employees, agents, and independent contractors of United engaged in performing any of the services United is to perform pursuant to this Agreement are employees, agents, and independent contractors of United for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such United employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to United’s designated representative. In its performance under this Agreement, United will act, for all purposes, as an independent contractor and not as an agent for Contractor.

(d) Contractor Flights. The fact that Contractor’s operations are conducted under United’s Marks and listed under the flight code designated by United will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and United agree to advise all third parties, including passengers, of this fact.

E. SURVIVAL

The provisions of this Article XIII shall survive the termination of this Agreement for a period of seven years.

EXHIBIT A

Form of Guarantee of Parent

THIS GUARANTEE AGREEMENT (this “Guarantee”), effective as of September 16, 2014 (the “Effective Date”) by REPUBLIC AIRWAYS HOLDINGS INC., a Delaware corporation (“Guarantor”), for the benefit of UNITED AIRLINES, INC., a Delaware corporation (“United”).

RECITALS

WHEREAS United and Shuttle America Corporation, an Indiana corporation (“Contractor”) have previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (as amended previously by the parties thereto, the “CPA”);

WHEREAS, pursuant to the CPA, Contractor is obligated, among other things, to provide United Express services to United and, in certain circumstances, to make certain reconciliation or indemnity payments to United;

WHEREAS, Contractor is the wholly-owned subsidiary of Guarantor; and WHEREAS, United and Contractor are entering into the Seventh Amendment to the CPA (the “Seventh Amendment”) as of the date hereof, and it is a condition precedent to such Seventh Amendment that Guarantor execute and deliver this Guarantee;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which Guarantor acknowledges, Guarantor covenants and agrees for the benefit of United as follows:

ARTICLE I

DEFINITIONS

a. Certain Definitions. Any terms not defined herein shall have the definition given such term in the CPA. As used in this Agreement, the following terms have the following meanings:

“Beneficiaries” has the meaning given to that term in Section 3.07.

“Contractor” has the meaning given to that term in the Recitals.

“CPA” has the meaning given to that term in the Recitals.

“Default Interest” has the meaning given to that term in Section 3.06.

“Documents” has the meaning given to that term in Section 2.02(b).

“Effective Date” has the meaning given to that term in the preamble.

“Guarantee” has the meaning given to that term in the preamble.

“Guarantor” has the meaning given to that term in the preamble.

“United” has the meaning given to that term in the Recitals.

b. Other Definitions. Other terms defined in this Guarantee have the meanings so given them. Capitalized terms used but not defined herein shall the same meaning herein as in the CPA.

c. Terminology. Unless the context of this Guarantee clearly requires otherwise, (a) pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations, partnerships, limited liability companies and entities of every kind and character, (b) the singular shall include the plural wherever and as often as may be appropriate, (c) the word “includes” or “including” shall mean “including without limitation”, and (d) the words “hereof”, “herein”, “hereunder”, and similar terms in this Guarantee shall refer to this Guarantee as a whole and not any particular section or article in which such words appear. The section, article, and other headings in this Guarantee are for reference purposes and shall not control or affect the construction of this Guarantee or the interpretation hereof in any respect. Article, section, subsection, and exhibit references are to this Guarantee unless otherwise specified. All exhibits attached to this Guarantee constitute a part of this Guarantee and are incorporated herein. All references to a specific time of day in this Guarantee shall be based upon Central Standard Time or Central Daylight Time, whichever is applicable.

ARTICLE II

GUARANTEE

a. Guarantee of Obligations. Guarantor unconditionally, absolutely and irrevocably guarantees unto the Beneficiaries the timely payment and performance by Contractor and Guarantor of all of their respective obligations under the CPA, including the obligation to provide United Express services, to provide ground handling services, and to make all indemnification payments and reconciliation payments that Contractor or Guarantor is required to make pursuant to the CPA.

b. Guarantee Absolute. This Guarantee is absolute, continuing and independent of, and in addition to, any and all rights and remedies United may have under the CPA and any other guaranties or documents now or hereafter given in connection therewith by Guarantor or others. Except as otherwise expressly herein provided, the enforceability of Guarantor’s obligations hereunder in accordance with the terms hereof shall not in any way be discharged, impaired or otherwise affected by:

i.	Any change in the time, manner or place of payment of amounts due under the CPA, or any other change or modification in or of any terms, provisions, covenants or conditions of any or all of them;

ii.

The entering into, or the modification or amendment in or of, any lease or sublease of any aircraft or engine, any contract or arrangement for the maintenance or refurbishment of any aircraft or engine, any contract or arrangement for the provision of ground handling services, any lease, sublease or other agreement relating to the use of any terminal or non-terminal airport facility, or any loan agreement, note, deed of trust, assignment, contract or other document or agreement entered into by Contractor or Guarantor relating to the provision of United Express Service (together with the CPA, the “Documents”);

iii.	Any lack of validity or enforceability of any of the Documents;

iv.

Any release or amendment or waiver of or consent to the modification of any other guarantee of payment or performance of all or any obligations under the CPA, or any sale or transfer by Contractor of any of its interest in the CPA (without implying that Contractor has consented or will consent to any such sale or transfer);

v.	Any sale or transfer by Guarantor of any of its interest in Contractor (without implying that Guarantor has consented or will consent to any such sale or transfer);

vi.	Any release or waiver of or delay in the enforcement of rights against Contractor, Guarantor or any other person or entity under any of the Documents or against any security thereunder;

vii.	The exercise by United of any of its rights or remedies under any one or more of the Documents; or

viii.	Any other circumstance which might otherwise constitute a defense available to, or discharge of, Guarantor.

c. Guarantee of Payment. This Guarantee is a guarantee of payment and performance and not merely a guarantee of collection, and Guarantor’s liabilities and obligations under this Guarantee are and shall at all times continue to be absolute, irrevocable and unconditional in all respects in accordance with the terms of this Guarantee, and shall at all times be valid and enforceable without set off, deduction or counterclaim irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guarantee or the obligations of Guarantor under this Guarantee.

d. Financial Statements. Not later than ninety (90) days following the end of each calendar year, Guarantor shall deliver to United a copy of Guarantor’s audited consolidated financial statements for such calendar year, certified by Guarantor as being true, correct and complete, together with a report thereon of Guarantor’s independent auditors; provided, that Guarantor shall not be required to deliver financial statements pursuant to this sentence if it is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto.

e. Representations. Guarantor represents, warrants and covenants that:

i.

All financial statements heretofore delivered to United with respect to Guarantor are, and all financial statements hereafter delivered to United by Guarantor will be, true and correct in all material respects and fair presentations of Guarantor as of the respective dates thereof;

ii.	No material adverse change has occurred in the financial condition of Guarantor since December 31, 2013;

iii.

Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware. Guarantor has the corporate power and authority to enter into and perform its obligations under this Guarantee. Guarantor is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification.

iv.

This Guarantee has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, fully enforceable against Guarantor in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and subject to the principles of equity;

v.

Neither the execution or delivery of this Agreement nor the performance by Guarantor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Guarantor’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Guarantor is a party or by which any of them or any of their respective properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances;

vi.

No consent of any other person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Guarantor, the enforceability against Guarantor, or the validity, of this Guarantee;

vii.

Guarantor has, independently and with advice of counsel of Guarantor’s choice and without reliance upon United, and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guarantee;

viii.

The financial statements (including the related notes and supporting schedules) of Guarantor delivered (or, if filed with the Securities and Exchange Commission, made available) to United immediately prior to the date hereof fairly present in all material respects the consolidated financial position of Guarantor and its results of operations as of the dates and for the periods specified therein. Since the date of the latest of such financial statements, there has been no material adverse change nor any development or event involving a prospective material adverse change with respect to Guarantor. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein;

ix.

Guarantor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are customary in the businesses in which it is engaged, and Guarantor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Guarantor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Guarantor;

x.

No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the knowledge of Guarantor, threatened: (i) with respect to this Guarantee or any of the transactions contemplated by this Guarantee; (ii) with respect to the CPA or any of the transactions contemplated thereby; or (iii) against or affecting Guarantor, or any of its property or assets, which, if adversely determined, would have a material adverse effect on the ability of Guarantor to perform its obligations hereunder; and

xi.

Guarantor has filed or caused to be filed all tax returns required to be filed, and has paid all taxes due on said returns or on any assessments made against Guarantor, which if not filed or not paid would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of Guarantor (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided for in accordance with generally accepted accounting principles).

Without limiting the other remedies of the Beneficiaries as a result of a breach of any of the foregoing representations and warranties, Guarantor hereby agrees to indemnify the Beneficiaries, their Affiliates and their respective officers, directors, partners, members, employees and agents, and hold them harmless from and against any and all losses, claims, damages, liabilities, expenses (including without limitation reasonably legal fees and expenses), judgments, fines and settlements any of them may incur as a result of any material breach of any representation or warranty contained herein.

i. Reinstatement. This Guarantee shall continue to be effective, or be reinstated (as the case may be) if at any time payment by Contractor or Guarantor of all or any part of any sum payable pursuant to the CPA, this Guarantee or the other Documents is rescinded or otherwise must be returned by United upon Contractor’s insolvency, bankruptcy or reorganization, all as though such payment had not been made. Until all of the obligations guaranteed hereunder shall have been paid or performed in full, Guarantor shall have no right of subrogation or any other right to enforce any remedy which any of the Beneficiaries now has or may hereafter have against Contractor.

j. Self-Help Rights. If Guarantor fails or refuses to perform any or all monetary or non-monetary obligations that are guaranteed hereunder and, in the case of any non-monetary obligations, such failure or refusal continues for twenty (20) days following written notice thereof to Guarantor, then, in addition to any other rights and remedies which any Beneficiary may have hereunder or elsewhere, and not in limitation thereof, any Beneficiary shall have the right (but without any obligation so to do) to take action (including the payment of amounts due to any third party) to satisfy such obligation either before or after the exercise of any right or remedy of United against Contractor or Guarantor. The amounts of any and all expenditures so made by United in satisfaction of such obligation (INCLUDING ANY SUCH EXPENDITURE ARISING FROM OR IN CONNECTION WITH UNITED’S NEGLIGENCE IN TAKING SUCH ACTION, BUT EXCEPTING ANY SUCH EXPENDITURES TO THE EXTENT PROVEN TO HAVE BEEN CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF UNITED) shall be immediately due and payable to United by Guarantor.

ARTICLE III

MISCELLANEOUS

k. Exhausting Recourse. United shall not be obligated to pursue or exhaust its recourse against Contractor or any other Person or guarantor, or any security it may have for satisfaction of the obligations guarantied hereunder, before being entitled to performance by Guarantor of each and every one of the obligations hereunder. No delay on the part of Beneficiaries in exercising any right or remedy under this Guarantee or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on Contractor or failure to give any such notice to or make any such demand on Contractor shall be deemed to be a waiver of the obligations of Guarantor hereunder or of the right of Beneficiaries to take further action without notice or demand as provided in this Guarantee. No course of dealing between Guarantor and Beneficiaries shall change, modify or discharge, in whole or in part, this Guarantee or any of the obligations of Guarantor hereunder.

l. Guarantee Remains Effective. This Guarantee shall remain in full force and effect, notwithstanding any invalidity, irregularity, or unenforceability of any one or more of the CPA. No release or discharge of Contractor in any receivership, bankruptcy, winding-up or other creditor proceedings shall affect, diminish or otherwise impair or otherwise be a defense to the enforcement of this Guarantee by the Beneficiaries. The liability of Guarantor shall not be affected by United causing work necessary for the provision of United Express Service to be done, nor by United’s pursuing any other remedies provided for in the Documents.

m. No Conditions. This Guarantee has been delivered free of any conditions and, except as otherwise expressly set forth herein, no representations have been made to Guarantor affecting or limiting the liability of Guarantor hereunder except as expressly provided herein.

n. No Bar or Defense; Waiver of Defenses. No action or proceeding brought or instituted under this Guarantee and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guarantee by reason of any further default or defaults hereunder or in the performance and observance of the terms, covenants, conditions, and provisions in the Documents.

o. Liability Independent. The liability of Guarantor hereunder is independent of any other bonds or guaranties or other obligations at any time in effect with respect to the Documents and may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations.

p. Expenses. Any and all amounts due and owing by Guarantor to United hereunder that are not paid in full to United within ten (10) days following the earlier of the due date or demand therefor shall bear interest from the date such amounts were due hereunder until paid in full at the highest contract rate of interest permitted by applicable law (the “Default Interest”).

q. Binding Effect. Neither this Guarantee nor any provisions hereof may be amended, modified, waived, discharged, or terminated orally, except by an instrument in writing duly signed by or on behalf of the party against whom enforcement of such amendment, modification, waiver, discharge or termination is sought. This Guarantee shall inure to the benefit of United and its successors and assigns (collectively, the “Beneficiaries”), and shall be binding upon Guarantor and its successors and assigns; provided, however, that Guarantor shall in no event have the right to assign or transfer Guarantor’s obligations and liabilities under this Guarantee in whole or part and any such attempted assignment or transfer without the prior written consent of United shall be null and void and of no force or effect. This Guarantee is intended to be for the benefit of, and shall be enforceable by, only the Beneficiaries and not by any third parties (including creditors of the Beneficiaries).

r. Entire Agreement. This Guarantee, together with the CPA, to the extent references are made thereto in this Guarantee, contain the undersigned’s sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings heretofore had between United and Guarantor with respect thereto are merged herein.

s. Governing Law. This instrument shall be governed by and construed in accordance with the laws of the State of Illinois.

t. Reliance. Guarantor acknowledges that United will rely upon this Guarantee in entering into the Seventh Amendment of even date herewith.

u. Notices. Unless otherwise expressly permitted by the terms of this Guarantee, all notices, consents, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand personally to the addressee or sent overnight by a nationally recognized air courier, and

If directed to Guarantor, addressed to:

Republic Airways Holdings Inc.

8909 Purdue Road, Suite 300

Indianapolis, IN 46268

Attention: President and Chief Executive Officer

Telecopy No.: [***]

with a copy to:

Republic Airways Holdings Inc.

8909 Purdue Road, Suite 300

Indianapolis, IN 46268

Attention: Vice President, General Counsel

Telecopy No.: [***]

If directed to United, addressed to:

United Airlines, Inc.

233 South Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President – United Express

Facsimile No.: [***]

with a copy to:

United Airlines. Inc.

233 South Wacker Drive

Chicago, IL 60606

Attention: Associate General Counsel – Commercial Transactions, Finance & Fleet

or to such other address as last designated by a party by notice in writing to the other party hereto.

v. Waiver of Jury Trial. Guarantor and United each hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Guarantee. This waiver is a material inducement for Guarantor to deliver and United to accept this Guarantee.

w. Drafting of Guarantee. Guarantor represents and warrants that (i) it was represented by counsel of its choice, who has reviewed this Guarantee and advised it of the contents and meaning; (ii) it is signing this Guarantee voluntarily and with full understanding of its contents and meaning; (iii) it waives any claim or defense that this Guarantee should be construed more strictly against the other party as the drafter thereof.

x. Severability. If any provision of this Guarantee or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Guarantee and the application of that provision to other Persons or circumstances is not affected in that provision shall be enforced to the greatest extent permitted by law.

y. Further Assurances. In connection with this Guarantee and the transactions contemplated by it, Guarantor shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Guarantee and those transactions.

Without derogating from any other terms of the CPA, Guarantor hereby agrees that it shall not participate in any transaction or series of transactions if, after giving effect to such transaction or series of transactions, Contractor will become the subsidiary of another person or entity, unless at the time such transactions are consummated the entity with respect to which Contractor is or will be a subsidiary executes and delivers to United a guarantee of the obligations of Contractor under the CPA and all related agreements substantially in the form of this Guarantee.

z. Multiple Counterparts. This Guarantee may be executed in any number of counterparts and with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

EXECUTED as of the Effective Date.

GUARANTOR:

REPUBLIC AIRWAYS HOLDINGS INC.

By:
Name: Bryan Bedford
Title: Chairman, President & CEO